Aristotle Value Equity Fund

Class I Shares

(Ticker Symbol: ARSQX)

A series of Investment Managers Series Trust

Supplement dated February 14, 2018, to the

Summary Prospectus dated May 1, 2017, as supplemented.

(This Supplement replaces the Supplement dated February 9, 2018.)

Effective immediately, Gregory D. Padilla is added as a portfolio manager to the Aristotle Value Equity Fund (the “Fund”). Howard Gleicher will continue to serve as portfolio manager of the Fund. As a result, the Summary Prospectus is updated as follows.

The “Portfolio Manager” section on page 3 of the Summary Prospectus is replaced with the following:

The portfolio management team that is primarily responsible for the day-to-day management of the Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, and Gregory D. Padilla, CFA, Principal and Portfolio Manager. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy. Mr. Gleicher has served as a portfolio manager of the Fund since its inception on August 31, 2016, and Mr. Padilla has served as a portfolio manager of the Fund since February 9, 2018.

Please file this Supplement with your records.